                                                                    EXHIBIT 21.1

Subsidiaries of Calpine Corporation as of December 31, 2002

     Set forth below are the names of certain subsidiaries, at least 50% owned, directly or indirectly, of Calpine Corporation as of December 31, 2002, unless otherwise indicated. Certain subsidiaries which when considered in the aggregate as a single subsidiary (as defined in Rule 1-02(w) of Regulation S-X), would not constitute a significant subsidiary as of December 31, 2002, are omitted from the list below.

                                                                                    OWNERSHIP
ENTITY                                                       JURISDICTION            INTEREST
1066917 Ontario, Inc.                                        Ontario                   100%
1071931 Ontario, Inc.                                        Ontario                   100%
2008312 Ontario Ltd.                                         Ontario                   100%
3538982 Canada, Inc.                                         Canada                    100%
899510 Alberta, Ltd.                                         Alberta                   100%
956777 Alberta Ltd.                                          Alberta                   100%
964083 Alberta, Ltd.                                         Alberta                   100%
Acadia Partners Pipeline, LLC                                Louisiana                 100%
Acadia Power Partners, LLC                                   Delaware                   50%
Addis Energy Center, LLC                                     Delaware                  100%
Airport Cogen Corp.                                          Delaware                  100%
Amelia Energy Center, LP                                     Delaware                  100%
Anacapa Land Company, LLC                                    Delaware                  100%
Anderson Springs Energy Company                              California                100%
Androscoggin Energy, Inc.                                    Illinois                  100%
Arpin Energy Center, LLC                                     Delaware                  100%
Auburndale Power Partners, L.P.                              Delaware                  100%
Auburndale Peaker Energy Center, LLC                         Delaware                  100%
Augusta Energy LLC                                           Delaware                  100%
Aviation Funding Corporation                                 Delaware                  100%
Bayou Verret Energy LLC                                      Delaware                  100%
Baytown Energy Center, LP                                    Delaware                  100%
Bellingham Cogen, Inc.                                       California                100%
BEN DEC Holdings, LLC                                        Delaware                  100%
BEN RCEC Holding LLC                                         Delaware                  100%
Berrien Energy Center, LLC                                   Delaware                  100%
Bethpage Cogeneration Limited Partnership                    Delaware                  100%
Bethpage Fuel Management Inc.                                Delaware                  100%
Blue Spruce Energy Center, LLC                               Delaware                  100%
Broad River Energy LLC                                       Delaware                  100%
Broad River Investors LLC                                    Delaware                  100%
Calistoga Geothermal Partners, LP                            Delaware                  100%
Calpine Acadia Holdings, LLC                                 Delaware                  100%
Calpine Agnews, Inc.                                         California                100%
Calpine Amelia Energy Center LP, LLC                         Delaware                  100%

                                                                                    OWNERSHIP
ENTITY                                                       JURISDICTION            INTEREST
Calpine Amelia Energy Center GP, LLC                         Delaware                  100%
Calpine Auburndale, Inc.                                     Delaware                  100%
Calpine Baytown Energy Center GP, LLC                        Delaware                  100%
Calpine Baytown Energy Center LP, LLC                        Delaware                  100%
Calpine C*Power Inc.                                         Delaware                  100%
Calpine Calgary, Inc.                                        Delaware                  100%
Calpine California Development Company, LLC                  Delaware                  100%
Calpine California Energy Finance, LLC                       Delaware                  100%
Calpine California Equipment Finance Company, LLC            Delaware                  100%
Calpine California Holdings, Inc.                            Delaware                  100%
Calpine Calistoga Holdings, LLC                              Delaware                  100%
Calpine Canada Company                                       Nova Scotia               100%
Calpine Canada Energy Limited                                Nova Scotia               100%
Calpine Canada Energy Finance ULC                            Nova Scotia               100%
Calpine Canada Energy Finance II ULC                         Nova Scotia               100%
Calpine Canada Energy Holdings Ltd.                          Nova Scotia               100%
Calpine Canada Holdings Ltd.                                 Alberta                   100%
Calpine Canada Natural Gas Company                           Nova Scotia               100%
Calpine Canada Natural Gas Partnership                       Canada                    100%
Calpine Canada Power Holdings Ltd.                           Alberta                   100%
Calpine Canada Power, Inc.                                   Delaware                  100%
Calpine Canada Power Limited                                 Alberta                   100%
Calpine Canada Resources Company                             Nova Scotia               100%
Calpine Canada TriGas, Ltd.                                  Alberta                   100%
Calpine Capital Trust                                        Delaware                  100%
Calpine Capital Trust II                                     Delaware                  100%
Calpine Capital Trust III                                    Delaware                  100%
Calpine CCFC GP, Inc.                                        Delaware                  100%
Calpine CCFC Holdings, Inc.                                  Delaware                  100%
Calpine CCFC II Holdings, Inc.                               Delaware                  100%
Calpine CCFC LP, Inc.                                        Delaware                  100%
Calpine Central, Inc.                                        Delaware                  100%
Calpine Central, L.P.                                        Delaware                  100%
Calpine Central-Texas, Inc.                                  Delaware                  100%
Calpine Central Texas GP, Inc.                               Delaware                  100%
Calpine Channel Energy Center LP                             Delaware                  100%
Calpine Channel Energy Center GP, LLC                        Delaware                  100%
Calpine Channel Energy Center LP, LLC                        Delaware                  100%
Calpine Cogeneration Corporation                             Delaware                  100%
Calpine Construction Finance Company I, Inc.                 Delaware                  100%
Calpine Construction Finance Company II, Inc.                Delaware                  100%
Calpine Construction Finance Company, L.P.                   Delaware                  100%
Calpine Construction Management Company, Inc.                Delaware                  100%
Calpine Decatur Pipeline, Inc.                               Delaware                  100%

                                                                                    OWNERSHIP
ENTITY                                                       JURISDICTION            INTEREST
Calpine Decatur Pipeline, L.P.                               Delaware                  100%
Calpine Deer Park GP, LLC                                    Delaware                  100%
Calpine Deer Park LP, LLC                                    Delaware                  100%
Calpine Dighton Inc.                                         Delaware                  100%
Calpine East Fuels, Inc.                                     Delaware                  100%
Calpine East Fuels, LLC.                                     Delaware                  100%
Calpine Eastern Corporation                                  Delaware                  100%
Calpine Eastern Holdings, Inc.                               Delaware                  100%
Calpine Edinburg, Inc.                                       Delaware                  100%
Calpine Energy Finance Luxembourg S.A.R.L.                   Luxembourg                100%
Calpine Energy Power Inc.                                    Virginia                  100%
Calpine Energy Services Canada Ltd.                          Delaware                  100%
Calpine Energy Services, L.P.                                Delaware                  100%
Calpine Energy Services UK, Ltd                              United Kingdom            100%
Calpine Finance Company                                      Delaware                  100%
Calpine Freestone, Inc.                                      Delaware                  100%
Calpine Fuels Corporation                                    California                100%
Calpine GATX Agnews, Inc.                                    Delaware                  100%
Calpine/Gentex Lost Pines, L.P.                              Texas                      50%
Calpine Geysers Company, L.P.                                Delaware                  100%
Calpine Gilroy 1, Inc.                                       Delaware                  100%
Calpine Gilroy 2, Inc.                                       Delaware                  100%
Calpine Gilroy Cogen, L.P.                                   Delaware                  100%
Calpine Global Holdings, Inc.                                Delaware                  100%
Calpine Global Investments, SL                               Spain                     100%
Calpine Gordonsville, Inc.                                   Delaware                  100%
Calpine Greenleaf Holdings, Inc.                             Delaware                  100%
Calpine Greenleaf, Inc.                                      Delaware                  100%
Calpine Hermiston, Inc.                                      Delaware                  100%
Calpine Hidalgo Design, L.P.                                 Delaware                  100%
Calpine Hidalgo Energy Center, L.P.                          Texas                     100%
Calpine Hidalgo Holdings, Inc.                               Delaware                  100%
Calpine Hidalgo, Inc.                                        Delaware                  100%
Calpine International Investment B.V.                        Netherlands               100%
Calpine Jersey Cogen, Inc.                                   Delaware                  100%
Calpine Kennedy Airport, Inc.                                Delaware                  100%
Calpine Kennedy Operators Inc.                               New York                  100%
Calpine KIA, Inc.                                            New York                  100%
Calpine King City 1, Inc.                                    Delaware                  100%
Calpine King City 2, Inc.                                    Delaware                  100%
Calpine King City Cogen, Inc.                                California                100%
Calpine King City Cogen, LLC                                 Delaware                  100%
Calpine Leasing Inc.                                         Delaware                  100%
Calpine Long Island, Inc.                                    Delaware                  100%

                                                                                    OWNERSHIP
ENTITY                                                       JURISDICTION            INTEREST
Calpine Lost Pines Operations, Inc.                          Delaware                  100%
Calpine Louisiana Pipeline Company                           Delaware                  100%
Calpine Marketing, LLC                                       Delaware                  100%
Calpine Metcalf EPC, Inc.                                    Delaware                  100%
Calpine Monterey Cogeneration, Inc.                          California                100%
Calpine Morris, LLC                                          Delaware                  100%
Calpine MVG, Inc.                                            Delaware                  100%
Calpine Natural Gas L.P.                                     Delaware                  100%
Calpine Natural Gas Company, Inc.                            Delaware                  100%
Calpine Natural Gas GP, LLC                                  Delaware                  100%
Calpine Natural Gas Holdings, LLC                            Delaware                  100%
Calpine Newark, Inc.                                         Delaware                  100%
Calpine Northbrook Energy Holdings LLC                       Delaware                  100%
Calpine Northbrook Energy LLC                                Delaware                  100%
Calpine Northbrook Energy Corporation of Maine, Inc.         Illinois                  100%
Calpine Northbrook Energy Marketing LLC                      Delaware                  100%
Calpine Northbrook Gas Marketing LLC                         Delaware                  100%
Calpine Northbrook GulfCoast Energy LLC                      Delaware                  100%
Calpine Northbrook Holdings Corporation                      Delaware                  100%
Calpine Northbrook Investors LLC                             Delaware                  100%
Calpine Northbrook Project Holdings LLC                      Delaware                  100%
Calpine Northbrook Services, LLC                             Delaware                  100%
Calpine Northeast Marketing, Inc.                            Delaware                  100%
Calpine Oneta Power I, LLC                                   Delaware                  100%
Calpine Oneta Power II, LLC                                  Delaware                  100%
Calpine Oneta Power, L.P.                                    Delaware                  100%
Calpine Operations Management Company, Inc.                  Delaware                  100%
Calpine Parlin, Inc.                                         Delaware                  100%
Calpine Pasadena Cogeneration, Inc.                          Delaware                  100%
Calpine Pastoria Holdings, LLC                               California                100%
Calpine Philadelphia, Inc.                                   Delaware                  100%
Calpine Pittsburgh, LLC                                      Delaware                  100%
Calpine Power Company                                        California                100%
Calpine Power Equipment, LP                                  Texas                     100%
Calpine Power Management, Inc.                               Delaware                  100%
Calpine Power Management, LP                                 Texas                     100%
Calpine Power Services LLC                                   Delaware                  100%
Calpine Power Systems Manufacturing, LLC                     Delaware                  100%
Calpine PowerAmerica, Inc.                                   Delaware                  100%
Calpine PowerAmerica, LP                                     Delaware                  100%
Calpine PowerAmerica-CA, LLC                                 Delaware                  100%
Calpine PowerAmerica-OR, LLC                                 Delaware                  100%
Calpine Producer Services, L.P.                              Texas                     100%
Calpine Project Holdings, Inc.                               Delaware                  100%

                                                                                    OWNERSHIP
ENTITY                                                       JURISDICTION            INTEREST
Calpine Project Investments, Inc.                            California                100%
Calpine Pryor, Inc.                                          Delaware                  100%
Calpine RCEC Holdings, LLC                                   Delaware                  100%
Calpine Rumford, Inc.                                        Delaware                  100%
Calpine Rumford I Inc.                                       Delaware                  100%
Calpine Saltend Energy Centre, PLC                           United Kingdom            100%
Calpine Schuylkill, Inc.                                     Delaware                  100%
Calpine Securities Company, L.P.                             Delaware                  100%
Calpine Siskiyou Geothermal Partners, L.P.                   California                100%
Calpine Sonoma, Inc.                                         California                100%
Calpine Sonoran Pipeline Company                             Delaware                  100%
Calpine Stony Brook Energy Center 2, Inc.                    Delaware                  100%
Calpine Stony Brook Operators, Inc.                          New York                  100%
Calpine Stony Brook, Inc.                                    New York                  100%
Calpine Sumas, Inc.                                          California                100%
Calpine Texas Cogeneration, Inc.                             Delaware                  100%
Calpine Texas Pipeline GP, Inc.                              Delaware                  100%
Calpine Texas Pipeline LP, Inc.                              Delaware                  100%
Calpine Texas Pipeline, L.P.                                 Delaware                  100%
Calpine Thermal Power, Inc.                                  California                100%
Calpine Tiverton I, Inc.                                     Delaware                  100%
Calpine Tiverton, Inc.                                       Delaware                  100%
Calpine UK Holdings Limited                                  United Kingdom            100%
Calpine UK Operations Ltd.                                   United Kingdom            100%
Calpine University Power, Inc.                               Delaware                  100%
Calpine Vapor, Inc.                                          California                100%
Carville Energy LLC                                          Delaware                  100%
CCFC Development Company, LLC                                Delaware                  100%
CCFC Equipment Finance Company, LLC                          Delaware                  100%
CCFC II Development Company, LLC                             Delaware                  100%
CCFC II Equipment Finance Company, LLC                       Delaware                  100%
CCFC II Equipment Finance Holdings, LLC                      Delaware                  100%
CCFC II Project Equipment Finance Company One, LLC           Delware                   100%
CCFC II Project Equipment Finance Company Two, LLC           Delaware                  100%
Celtic Power Corporation                                     Virginia                  100%
CGC Dighton, LLC                                             Delaware                  100%
Channel Energy Center, LP                                    Texas                     100%
Chippokes Energy Center, LLC                                 Delaware                  100%
Clear Lake Cogeneration Limited Partnership                  Delaware                  100%
Cloverdale Geothermal Partners, L.P.                         Delaware                  100%
CogenAmerica Asia, Inc.                                      Delaware                  100%
CogenAmerica Newark Supply Corporation                       Delaware                  100%
CogenAmerica Parlin Supply Corporation                       Delaware                  100%
Columbia Energy LLC                                          Delaware                  100%

                                                                                    OWNERSHIP
ENTITY                                                       JURISDICTION            INTEREST
Corpus Christi Cogeneration L.P.                             Delaware                  100%
CPN 3rd Turbine, Inc.                                        Delaware                  100%
CPN Acadia, Inc.                                             Delaware                  100%
CPN Aidlin, Inc.                                             Delaware                  100%
CPN Auburndale, Inc.                                         Delaware                  100%
CPN Berks Generation, Inc.                                   Delaware                  100%
CPN Berks, LLC                                               Delaware                  100%
CPN Bethpage 3rd Turbine, Inc.                               Delaware                  100%
CPN Blue Spruce Holdings, LLC                                Delaware                  100%
CPN Calistoga, LLC                                           Delaware                  100%
CPN Cascade, Inc.                                            Delaware                  100%
CPN Clear Lake, Inc..                                        Delaware                  100%
CPN Decatur Pipeline, Inc.                                   Delaware                  100%
CPN Delta Holdings LLC                                       Delaware                  100%
CPN Energy Services GP, Inc.                                 Delaware                  100%
CPN Energy Services LP, Inc.                                 Delaware                  100%
CPN Freestone, Inc.                                          Delaware                  100%
CPN Funding, Inc.                                            Delaware                  100%
CPN Gas Marketing Company                                    Delaware                  100%
CPN Haywood Holdings, LLC                                    Delaware                  100%
CPN Hermiston, Inc.                                          Delaware                  100%
CPN Magic Valley Pipeline, Inc.                              Delaware                  100%
CPN MEC Holdings, LLC                                        Delaware                  100%
CPN Morris, Inc.                                             Delaware                  100%
CPN MVP, Inc.                                                Delaware                  100%
CPN Oxford, Inc.                                             Delaware                  100%
CPN Pipeline Company                                         California                100%
CPN Pleasant Hill Operating, LLC                             Delaware                  100%
CPN Pleasant Hill, LLC                                       Delaware                  100%
CPN Pryor Funding Corporation                                Delaware                  100%
CPN Quincy Holdings, LLC                                     Delaware                  100%
Creed Energy Center, LLC                                     Delaware                  100%
Decatur Energy Center LLC                                    Delaware                  100%
Deer Park Energy Center LP                                   Delaware                  100%
Delta Energy Center LLC                                      Delaware                  100%
Dighton Power Associates LP                                  Massachusetts             100%
East Altamont Energy Center, LLC                             Delaware                  100%
Energypro Construction Partners                              New York                  100%
Feather River Energy Center, LLC                             Delaware                  100%
Fergas, S.r.L.                                               Italy                     100%
Fond Du Lac Energy Center, LLC                               Delaware                  100%
Freestone Power Generation LP                                Texas                     100%
Fremont Energy Center LLC                                    Delaware                  100%
Gas Energy Cogeneration Inc.                                 New York                  100%

                                                                                    OWNERSHIP
ENTITY                                                       JURISDICTION            INTEREST
Gas Energy Inc.                                              New York                  100%
GATX/Calpine-Agnews, Inc.                                    Delaware                  100%
GEC Bethpage Inc.                                            Delaware                  100%
Geothermal Energy Partners                                   California                100%
Geysers Finance Company                                      Delaware                  100%
Geysers Power II  LLC                                        Delaware                  100%
Geysers Power Company, LLC                                   Delaware                  100%
Geysers Power I Company                                      Delaware                  100%
Gilroy Energy Center LLC                                     Delaware                  100%
Goldendale Energy, Inc.                                      Washington                100%
Gordonsville Energy, L.P.                                    Delaware                   50%
Goosehaven Energy Center, LLC                                Delaware                  100%
Groveton Energy LLC                                          Delaware                  100%
Hammond Energy LLC                                           Delaware                  100%
Haywood Energy Center, LLC                                   Delaware                  100%
Healdsburg Energy Company, L.P.                              Delaware                  100%
Hermiston Power Partnership                                  Delaware                  100%
Herndon Energy Center, LLC                                   Delaware                  100%
Idlewild Fuel Management Corp.                               Delaware                  100%
Inland Empire Energy Center, LLC                             Delaware                  100%
JMC Bethpage, Inc.                                           Delaware                  100%
JOQ Canada, Inc.                                             Delaware                  100%
Kennedy International Airport Cogen Partnership              New York                  100%
King City Energy Center, LLC                                 Delaware                  100%
Lake Wales Energy Center, LLC                                Delaware                  100%
Lambie Energy Center, LLC                                    Delaware                  100%
Lawrence Energy Center, LLC                                  Delaware                  100%
Livermore Falls Energy LLC                                   Delaware                  100%
Lone Oak Energy Center, LLC                                  Delaware                  100%
Los Esteros Critical Energy Facility, LLC                    Delaware                  100%
Los Medanos Energy Center LLC                                Delaware                  100%
Magic Valley Pipeline, L.P.                                  Delaware                  100%
MEC Holdings, LLC                                            Delaware                  100%
MEP Pleasant Hill, LLC                                       Delaware                   50%
Metcalf Energy Center, LLC                                   Delaware                  100%
Metropolis Energy Center, LLC                                Delaware                  100%
Moapa Energy Center, LLC                                     Delaware                  100%
Mobile Energy LLC                                            Delaware                  100%
Modoc Power, Inc.                                            California                100%
Morgan Energy Center LLC                                     Delaware                  100%
Mount Hoffman Geothermal Company, L.P.                       California                100%
Mt. Vernon Energy LLC                                        Delaware                  100%
Nissequogue Cogen Partners                                   Delaware                  100%
Northwest Cogeneration, Inc.                                 California                100%

                                                                                    OWNERSHIP
ENTITY                                                       JURISDICTION            INTEREST
NTC Five, Inc.                                               Delaware                  100%
Nueces Bay Energy LLC                                        Delaware                  100%
O'Brien Fuels, Inc.                                          Delaware                  100%
O.L.S. Energy Agnews, Inc.                                   Delaware                  100%
Odyssey Land Acquisition Company                             Delaware                  100%
Otay Mesa Generating Co., LLC                                Delaware                  100%
Paducah Energy Facility, LLC                                 Delaware                  100%
Pajaro Valley Energy Center, LLC                             Delaware                  100%
Pasadena Cogeneration, LP                                    Delaware                  100%
Pastoria Energy Center, LLC                                  Delaware                  100%
Philadelphia Biogas Supply Inc                               Delaware                  100%
Phipps Bend Energy Center, LLC.                              Delaware                  100%
Pine Bluff Energy, LLC                                       Delaware                 66.67%
Polsky SCQ Services, Inc.                                    Quebec                    100%
Power Investors, L.L.C.                                      Wisconsin                 100%
Power Services Company, Inc.                                 Delaware                  100%
Power Systems Manufacturing, LLC                             Delaware                  100%
Quintana Canada Holdings, LLC                                Delaware                  100%
Quintana Mineral (USA) Inc.                                  Delaware                  100%
RCEC Holdings, LLC                                           Delaware                  100%
Reliability 2000 LLC                                         Delaware                  100%
Riverview Energy Center, LLC                                 Delaware                  100%
RockGen Energy LLC                                           Delaware                  100%
Rock River Energy, LLC                                       Delaware                  100%
Rocky Mountain Energy Center, LLC                            Delaware                  100%
Rumford Power Associates, L.P.                               Delaware                  100%
Russell City Energy Center, LLC                              Delaware                  100%
Santa Rosa Energy Company                                    California                100%
Santa Rosa Energy LLC                                        Delaware                  100%
Sherry Energy Center, LLC                                    Wisconsin                 100%
Silverado Geothermal Resources, Inc.                         California                100%
SkyGen SouthCoast Investors LLC                              Delaware                  100%
SMO Bethpage, Inc.                                           Delaware                  100%
Solano Energy Center I, LLC                                  Delaware                  100%
Solano Energy Center II, LLC                                 Delaware                  100%
Solano Energy Center III, LLC                                Delaware                  100%
Sonoma Geothermal Partners, L.P.                             Delaware                  100%
South Point Energy Center, LLC                               Delaware                  100%
Stony Brook Cogeneration, Inc.                               Delaware                  100%
Stony Brook Fuel Management Corp.                            Delaware                  100%
Sumas Cogeneration Partners, L.P.                            Delaware                  100%
Summer Power Source, LLC                                     Delaware                  100%
Sutter Dryers, Inc.                                          California                100%
TBG Cogen Partners                                           Delaware                  100%

                                                                                    OWNERSHIP
ENTITY                                                       JURISDICTION            INTEREST
Texas City Cogeneration, L.P.                                Delaware                  100%
Texas Cogeneration Company                                   Delaware                  100%
Texas Cogeneration One Company                               Delaware                  100%
Texas Cogeneration Five Company                              Delaware                  100%
Thermal Power Company                                        California                100%
Tiverton Power Associates LP                                 Delaware                  100%
Towantic Energy Center, L.L.C.                               Delaware                  100%
Turner Energy Center, LLC                                    Delaware                  100%
Tuscarora Energy Corp.                                       Delaware                  100%
Venture Acquisition Company                                  Delaware                  100%
Versailles Energy LLC                                        Delaware                  100%
Warnerville Energy Center, LLC                               Delaware                  100%
Washington Parish Energy Center, LLC                         Delaware                  100%
Waterford Energy Center, LLC                                 Delaware                  100%
Watsonville Energy Center, LLC                               Delaware                  100%
Wawayanda Energy Center, LLC                                 Delaware                  100%
Whatcom Cogeneration Partners, L.P.                          Delaware                  100%
Wolfskill Energy Center, LLC                                 Delaware                  100%
WRMS Engineering, Inc.                                       California                100%
WRMS Operations, Inc.                                        Delaware                  100%
WRMS Total Solutions, Inc.                                   Delaware                  100%
Yuba City Energy Center, LLC                                 Delaware                  100%
Zion Energy LLC                                              Delaware                  100%